Exhibit 10.9

This instrument was prepared by

and upon recording, return to:

Stefanie L. Brennan, Esquire

Pepper Hamilton LLP

500 Grant Street, Suite 5000

Pittsburgh, PA 15219

(412) 454-5059

Parcel Number: 23-000-MH-0095G000000

250 Cross Farm Lane, York, PA

OPEN-END COMMERCIAL MORTGAGE AND SECURITY AGREEMENT

(SECURES FUTURE ADVANCES)

by

UNILIFE CROSS FARM LLC,

Mortgagor,

To

ROS ACQUISITION OFFSHORE LP,

Mortgagee,

for itself and as agent for ROYALTY OPPORTUNITIES S.À R.L

For delivery on March 12, 2014

Relating to premises located in Conewago Township,

York County, Pennsylvania

THIS IS AN OPEN-END MORTGAGE UNDER 42 PA.C.S. § 8143 WHICH SECURES FUTURE ADVANCES. THE MAXIMUM PRINCIPAL AMOUNT SECURED BY THIS MORTGAGE IS $60,000,000, PLUS ACCRUED UNPAID INTEREST, FEES, COSTS AND EXPENSES, AND ADVANCES MADE AS PROVIDED HEREIN. THIS MORTGAGE FURTHER SECURES ALL ADVANCES AUTHORIZED UNDER 42 PA.C.S. § 8144. MORTGAGOR WAIVES AND RELEASES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHTS WHICH IT MAY HAVE TO SEND A WRITTEN NOTICE PURSUANT TO 42 PA.C.S. §8143(c).

THIS INSTRUMENT COVERS GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN AND IS TO BE FILED FOR RECORD IN THE REAL ESTATE RECORDS WHERE MORTGAGES ON REAL PROPERTY ARE RECORDED. MORTGAGOR IS THE OWNER OF RECORD OF AN INTEREST IN THE REAL PROPERTY. THIS INSTRUMENT SHOULD BE APPROPRIATELY INDEXED, NOT ONLY AS A MORTGAGE BUT ALSO AS A FIXTURE

Exhibit 10.9

FILING AND FINANCING STATEMENT COVERING GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN. THE MAILING ADDRESSES OF MORTGAGOR, AS DEBTOR, AND AGENT, AS SECURED PARTY, ARE SET FORTH IN SECTION 24 OF THIS INSTRUMENT.

Exhibit 10.9

OPEN-END COMMERCIAL MORTGAGE AND SECURITY AGREEMENT

(SECURES FUTURE ADVANCES)

THIS OPEN END MORTGAGE AND SECURITY AGREEMENT executed on the date set forth on the notarial acknowledgement, for delivery on the 12th day of March, 2014, between UNILIFE CROSS FARM LLC, whose address is 250 Cross Farm Lane, York, Pennsylvania 17406 (the “Mortgagor”), and ROS ACQUISITION OFFSHORE LP, a Cayman Islands exempted limited partnership (together with its Affiliates, successors, transferees and assignees, the “Mortgagee”), for itself and as agent for ROYALTY OPPORTUNITIES S.À R.L, a Luxembourg société à responsabilité limitée (together with its Affiliates, successors, transferees and assignees, “ROS”).

W I T N E S S E T H:

WHEREAS Unilife Medical Solutions, Inc. (the “Borrower”), an affiliate of Mortgagor, has made, executed and delivered to Mortgagee a certain credit agreement (the “Credit Agreement”) pursuant to which Mortgagee has agreed to make loans to the Borrower in the aggregate maximum principal amount of up to $60,000,000.00. The real and personal property described herein and any other collateral securing any of Mortgagor’s obligations under any of the Loan Documents are hereinafter referred to collectively as “Collateral”. Capitalized terms used but not defined herein shall have the meaning given such terms in the Credit Agreement.

NOW, THEREFORE, that in consideration of the aforesaid, and as security for payment to Mortgagee of the principal of the Note with interest, together with all other sums payable to or recoverable by Mortgagee under the terms of the Loan Documents, together with all existing and future liabilities of Borrower and/or Mortgagor to Mortgagee under the Loan Documents, including the Obligations, and any renewal(s), extension(s) and modification(s) thereof and substitution(s) therefor (said indebtedness, interest and all other sums and liabilities are hereinafter collectively referred to as the “Aggregate Debt”), and as security for the due and timely performance by the Borrower and Mortgagor of all of the other provisions of the Loan Documents, and intending to be legally bound hereby, Mortgagor hereby GRANTS, BARGAINS, SELLS, CONVEYS, ASSIGNS, TRANSFERS, RELEASES, PLEDGES AND MORTGAGES to Mortgagee all those certain tracts or parcels of real property located in York County, Pennsylvania, as more fully described in Exhibit A attached hereto and made a part hereof (“Real Property”):

TOGETHER WITH all right, title and interest of Mortgagor in and to the following property, rights and interests, which Mortgagor hereby assigns to Mortgagee until the Aggregate Debt is paid (the Real Property together with the following property being hereinafter collectively called the “Mortgaged Property”):

A. all buildings and other improvements now or hereafter located on the Real Property (“Improvements”);

B. all streets, lanes, alleys, passages, ways, easements, rights, liberties, privileges, tenements, hereditaments and appurtenances whatsoever thereunto belonging to or in any way made appurtenant hereafter, and the reversions and remainder, with respect thereto (“Appurtenances”);

Exhibit 10.9

C. all machinery, apparatus, equipment, furniture, furnishings, fixtures, inventory, goods, appliances and other property of every kind and nature whatsoever, together with replacements thereof and accessories, parts or accessions thereto, owned by Mortgagor or in which Mortgagor has or shall have an interest, and which are now or hereafter located on the Real Property and used or to be used in connection therewith, and any and all proceeds of any of the foregoing (“Equipment”);

D. all building materials, building machinery and building equipment delivered on site to the Real Property during the course of, or in connection with, the construction of, or reconstruction of, or remodeling of any building and improvements from time to time during the term of this Open End Mortgage and Security Agreement (“Building Equipment”);

E. all general intangibles relating to the development or use of the Real Property, including but not limited to all licenses, permits and agreements from or with all boards, agencies, departments, public utilities, governmental or otherwise, all names under which or by which the Real Property or Improvements may at any time be operated or known and all rights to carry on business under any such names or any variations thereof, all trademarks and goodwill in any way relating to the Real Property, all special declarant’s rights, and all documents of membership in any owners or members association or similar group having responsibility for managing or operating any portion or all of the Real Property (“Intangibles”);

F. all awards or payments, including interest thereon, which may be made with respect to the Real Property and Improvements, whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in the value of the Real Property or Improvements including, without limitation, all awards or payments of estimated compensation, all damages to the Real Property or Improvements resulting from any taking, all machinery and equipment dislocation expenses, all settlement amounts, all apportionments of taxes, reimbursement of attorneys and engineers fees, all moving expenses and all business dislocation expenses (“Awards”);

G. all insurance policies covering the Real Property or Improvements and all proceeds of any unearned premiums on any such insurance policies including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Real Property or Improvements (“Insurance Policies”);

H. all leases and other agreements affecting the use or occupancy of any portion or all of the Real Property or Improvements, whether heretofore or hereafter executed and all rights of Mortgagor to payment under any such lease or agreement (“Leases”), and all rents, receipts, issues, profits and other income of any and all kinds (including deposits) received or receivable and due or to become due from the lease of all or a portion of the Real Property or Improvements (all of such proceeds, receipts and income are hereinafter referred to as the “Income and Rents” and all such rights are hereinafter referred to as the “Accounts Receivable”);

Exhibit 10.9

I. any securities or guaranties held by Mortgagor with respect to any of the Intangibles, Awards, Leases or Accounts Receivable, and any notes, drafts, acceptances, chattel paper, documents or other instruments evidencing the same (“Security”); and

J. the right, in the name and on behalf of itself or Mortgagor, to appear in or defend any action or proceeding brought with respect to the Real Property or Improvements (including without limitation, any condemnation or arbitration proceedings) and to commence any action or proceedings to protect the interest of Mortgagee in the Real Property and Improvements.

TO HAVE AND TO HOLD the Mortgaged Property unto Mortgagee, its successors and assigns forever. All right, title and interest of Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to the Mortgaged Property hereafter acquired by, or released to, Mortgagor or constructed, assembled or placed by Mortgagor on the Premises, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, pledge, conveyance, assignment or other act by Mortgagor, shall become subject to the lien of this Open End Mortgage and Security Agreement as fully and completely, and with the same effect, as though now owned by Mortgagor and specifically described herein. Notwithstanding the foregoing, Mortgagor shall, at its own cost, make, execute, acknowledge, deliver and record any and all such further acts, deeds, conveyances, mortgages, notices of assignment, transfers, assurances and other documents as Mortgagee shall from time to time require for better assuring, conveying, assigning, transferring and confirming unto Mortgagee of the Mortgaged Property and the other rights hereby conveyed or assigned or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign for carrying out the intention of facilitating the performance of the terms of this Open End Mortgage and Security Agreement.

PROVIDED ALWAYS, and these presents are upon this express condition, that if Mortgagor or its successors or assigns shall well and truly pay or cause to be paid unto Mortgagee, its successors or assigns, the Aggregate Debt secured by this Open End Mortgage and Security Agreement, and otherwise perform Mortgagor’s obligations under the Loan Documents, then this Open End Mortgage and Security Agreement, and the estate hereby granted, shall cease, determine and be void, and Mortgagee shall furnish to Mortgagor a satisfaction of this Open End Mortgage and Security Agreement in proper form for recording, but Mortgagee shall not be required to bear any expense or cost in connection with such satisfaction or the recording thereof.

THIS IS AN OPEN END MORTGAGE AND SECURITY AGREEMENT pursuant to 42 Pa.C.S. §8143, and secures, inter alia, present and future advances made by Mortgagee pursuant to the Loan Documents. The priority of such future advances shall relate back to the date of this Mortgage, or to such later date as required by applicable law. This Mortgage also secures advances made by Mortgagee pursuant to 42 Pa.C.S. §8144, for the payment of taxes, assessments, maintenance charges, insurance premiums and other costs incurred by Mortgagee for the protection of the Mortgaged Property or the lien of this Mortgage, and expenses incurred by Mortgagee by reason of the occurrence of an Event of Default, and the priority of such advances, costs and expenses shall also relate back to the date of this Mortgage, or to such later

Exhibit 10.9

date as required by applicable law. Mortgagor specifically acknowledges that Mortgagee shall have no liability for any failure to make an advance pursuant to the Note upon receipt of any third party’s notice of lien pursuant to 42 Pa.C.S.A. Section 8143(d) or receipt of the Mortgagor’s limitation of indebtedness pursuant to 42 Pa.C.S.A. Section 8143(c). All notices provided pursuant to 42 Pa.C.S.A. Sections 8143(c) and (d) must be provided in accordance with the notice provisions contained herein. THE MAXIMUM AMOUNT OF INDEBTEDNESS SECURED BY THIS MORTGAGE SHALL NOT EXCEED $60,000,000.00, PLUS ALL ACCRUED AND UNPAID INTEREST, PLUS ALL COSTS AND EXPENSES INCURRED OR ASSUMED BY MORTGAGEE, INCLUDING ADVANCES MADE WITH RESPECT TO THE MORTGAGED PROPERTY, FOR THE PAYMENT OF TAXES, ASSESSMENTS, MAINTENANCE CHARGES, INSURANCE PREMIUMS, OR COSTS INCURRED FOR THE PROTECTION OF THE MORTGAGED PROPERTY OR THE LIEN OF THIS MORTGAGE, OR EXPENSES INCURRED BY MORTGAGEE BY REASON OF DEFAULT BY MORTGAGOR UNDER THIS MORTGAGE.

MORTGAGOR REPRESENTS AND WARRANTS TO AND COVENANTS WITH Mortgagee as follows:

1. Title. As of the date hereof (a) Mortgagor has good and marketable title in and to the Mortgaged Property subject to no lien, charge or encumbrance except for the encumbrances described on the attached Exhibit B and easements, rights-of-way, zoning restrictions, minor defects or irregularities in title, restrictions and other similar encumbrances on the use of real property not interfering in any material respect with the value or current use of the property to which such Lien is attached (the “Permitted Encumbrances”); (b) this Open End Mortgage and Security Agreement is and shall remain a valid and enforceable lien on the Mortgaged Property subject only to the matters referred to in subparagraph (a) hereof and Permitted Encumbrances; and (c) Mortgagor shall preserve such title, and all of its rights in and to the Mortgaged Property, and shall forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and entities whomsoever, subject only to the matters referred to in subparagraph (a) hereof.

2. Payment and Performance. Mortgagor shall punctually pay or cause to be paid the Aggregate Debt, in the amounts and at the times and places that the same may be due, and perform and comply with all of the terms, covenants, conditions and obligations contained in the Loan Documents.

3. Taxes and Other Charges. Mortgagor shall pay or cause to be paid all taxes of every kind and nature (including real and personal property, income, gross receipts, franchise, profits, sales and withholding taxes), all general and special assessments, water and sewer rents and charges, and all levies, permits, inspection and license fees and other public charges now or hereafter levied or assessed against the Mortgaged Property as liens or assessments (hereinafter individually called a “Tax” and collectively the “Taxes”) as the same shall become due and payable from time to time and before interest or penalties accrue thereon; provided, however, that Mortgagor shall not be required to pay any Tax to the extent that nonpayment thereof is permitted while the validity thereof is being contested, so long as (a) Mortgagor notifies Mortgagee in writing of intention to contest the validity thereof, (b) the validity thereof is being contested in good faith by Mortgagor and (c) Mortgagor deposits with Mortgagee if Mortgagee

Exhibit 10.9

so requests an amount deemed sufficient to make such payment if the contest is unsuccessful. Notwithstanding the foregoing, Mortgagor shall under no circumstances permit the Mortgaged Property to be sold or advertised for sale for nonpayment of any Tax. Subject to Mortgagor’s right to contest any Tax as hereinabove provided, Mortgagor shall deliver to Mortgagee receipts evidencing the payment of such Tax on or before the last day on which any Tax may be paid without interest or penalties or as soon thereafter as such receipts are available.

4. Insurance. Mortgagor shall carry or cause to be carried appropriate insurance and keep the Improvements and the Equipment continuously insured against loss or damage by fire (with extended coverage), theft, vandalism, malicious mischief, and such other hazards as Mortgagee shall from time to time reasonably require. Mortgagor shall also carry comprehensive liability insurance (including bodily injury and property damage) covering all operations of Mortgagor on the Mortgaged Property in such amounts as may be reasonably required by Mortgagee.

5. Tax and Insurance Escrow. Upon the request of Mortgagee, but only on the occurrence of an Event of Default, Mortgagor shall pay or cause to be paid to Mortgagee on the first day of each month a sum equal to one-twelfth (1/12) of the amount of (a) all real estate taxes, water and sewer charges and assessments, if any, as estimated from time to time by Mortgagee, becoming due with respect to the Mortgaged Property on the next succeeding date upon which the same shall be due and payable and (b) all premiums, computed on an annual basis, for the insurance required to be carried pursuant to paragraph 4 hereof. All such amounts (hereinafter, the “Escrows”) shall be held by Mortgagee in such manner as it sees fit without any obligation to invest the same or (if invested) to account for any income or loss resulting therefrom; provided however, that if and to the extent that Mortgagee is required under applicable law to invest the escrows for the benefit of Mortgagor, Mortgagee shall also have the right to charge a reasonable service fee in connection therewith unless prohibited under such law. The Escrows shall be applied to the payment of the respective items in respect of which the Escrows are deposited, or at Mortgagee’s option, to the payment of any such items in such order of priority as Mortgagee shall determine. If, as the same become due and payable, the amount of Escrows then on deposit therefor shall be insufficient to pay such item, Mortgagor within five (5) days after demand is made therefor shall deposit the amount of such deficiency with Mortgagee. If there is an event of default hereunder, Mortgagee may at its option apply the Escrows or any part thereof in payment of any unpaid portion of the Aggregate Debt. If, when making any assignment of this Open End Mortgage and Security Agreement, the then Mortgagee shall pay over to its assignee the then balance of the Escrows, such assigning Mortgagee shall have no further obligation to Mortgagor with respect to such deposits.

6. Casualty Loss. Mortgagor shall notify Mortgagee in writing immediately upon the occurrence of any loss affecting the Mortgaged Property in excess of $100,000. Mortgagor hereby directs any insurer to pay directly to Mortgagee any moneys in excess of $100,000 payable under any policy, and Mortgagor hereby appoints Mortgagee as attorney-in-fact to endorse any draft therefor. If an event(s) of default has occurred and is continuing, sums paid to Mortgagee by any insurer may be retained and applied by Mortgagee at its sole election toward payment of the Aggregate Debt (whether or not any portion thereof may then be due and payable) in such priority and proportions as Mortgagee in its discretion shall deem proper. Otherwise, Mortgagee shall make any such sums in excess of $100,000 available to Mortgagor

Exhibit 10.9

for repairing the damaged property, provided that Mortgagor shall deposit with Mortgagee prior to the commencement of such repairs an amount equal to the difference between the cost to repair the damaged property and the sums made available by Mortgagee on account of such insurance. The determination of the cost to repair the damaged property shall be made by Mortgagee. If Mortgagee retains such insurance money and applies the same toward payment of the Aggregate Debt, the lien of this Open End Mortgage and Security Agreement shall be reduced only by the amount thereof retained by Mortgagee and actually applied by Mortgagee in reduction of the Aggregate Debt. Any funds retained by Mortgagee pursuant to this Section 6 that are used towards the aggregate debt shall not incur a prepayment under the Loan Agreement.

7. Condemnation. In the event that the whole or any part of the Mortgaged Property secured by this Open End Mortgage and Security Agreement is condemned or taken for any period of time, or there is any other injury to or decrease in value of the Mortgaged Property as a result of any public or quasi-public authority or corporation exercising the power of eminent domain or otherwise, all sums awarded as damages for such condemnation or taking to which Mortgagor is entitled shall be paid over immediately to Mortgagee. Upon the receipt thereof, Mortgagee may deduct and withhold from the amount actually received any costs, charges or fees incurred by Mortgagee in connection with the recovery of such award (hereinafter, “Mortgagee’s Costs”). If an event(s) of default has occurred and is continuing, Mortgagee may apply all or any portion of the balance to the discharge of the Aggregate Debt. Otherwise, Mortgagee shall pay over any sums not so applied to Mortgagor for the purpose of restoring or repairing the Mortgaged Property or for any purpose or object satisfactory to Mortgagee, in which event the Aggregate Debt shall not be reduced by that amount. Mortgagor hereby irrevocably appoints Mortgagee as attorney-in-fact for Mortgagor for the purpose of collection of any or all proceeds available in connection with the condemnation of the Mortgaged Property. If the Mortgaged Property is transferred, through foreclosure or otherwise, prior to the receipt by Mortgagee of such award of payment, Mortgagee shall have the right, whether or not a deficiency judgment on the Notes shall have been sought, recovered or denied, to receive such award or payment, or a portion thereof sufficient to pay the Aggregate Debt, whichever is less.

8. Preservation of Lien. Mortgagor shall pay or cause to be paid, from time to time as and when the same shall become due, all claims and demands of any persons or entities which, if unpaid, might result in or permit the creation of a lien on the Mortgaged Property or any part thereof, and in general shall do or cause to be done everything necessary so that the lien hereof shall be fully preserved and so that there shall not be created, permitted or suffered to exist any lien, encumbrance or charge affecting the Mortgaged Property superior or equal to the lien of this mortgage other than those matters referred to in paragraph 1(a) hereof which have been approved in writing by Mortgagee, all at the sole cost of Mortgagor. At Mortgagee’s election, Mortgagee may make but is not obligated to make, any payments which Mortgagor has failed to make under any prior lien, but such payment by Mortgagee shall not release Mortgagor from Mortgagor’s obligations or constitute a waiver of Mortgagor’s default hereunder. Mortgagee shall provide concurrent written notice to Mortgagor of any such payment(s). Any sum so expended by Mortgagee shall be secured by this Open End Mortgage and Security Agreement, together with interest thereon at the rate stipulated in the Note from the date such payment is made by Mortgagee until the date of repayment by Mortgagor. Notwithstanding the foregoing, Mortgagor shall have the right, at its sole cost and expense, to contest in good faith by any lawful means any such claims and demands, provided that it notifies Mortgagee in writing of its intention to do so and deposits with Mortgagee, if Mortgagee so requests, an amount deemed sufficient by Mortgagee to satisfy such claims and demands if it is ultimately determined that Mortgagor is responsible therefor.

Exhibit 10.9

9. Maintenance and Repair; Compliance with Laws and Regulations. Mortgagor shall cause the Mortgaged Property to be maintained in good condition and repair, reasonable wear and tear excepted. None of the Improvements, Equipment or Building Equipment shall be removed, demolished, materially altered or sold (except for normal replacement of the Equipment), without the prior written consent of Mortgagee. Mortgagor shall promptly comply with all laws, orders, ordinances, regulations, restrictions and requirements of governmental authorities, of courts and of insurance companies applicable to Mortgagor or affecting the Mortgaged Property, or the use thereof. Mortgagor shall promptly repair, replace or rebuild any part of the Mortgaged Property which may be damaged or destroyed by any casualty or which may be affected by any condemnation or eminent domain proceeding.

10. Assignment of Leases and Rents. As further security for payment of the indebtedness and performance of the obligations, covenants and agreements secured hereby, Mortgagor assigns to Mortgagee, to be effective immediately but exercisable on default hereof, all leases applicable to the Mortgaged Property already in existence and to be created in the future, together with all rents to become due under existing or future leases, all of which leases are and shall be subordinate to this Mortgage. In any such case, Mortgagor hereby confers on Mortgagee the exclusive power, to be used or not in its sole discretion, to act as agent, or to appoint a third person to act as agent for Mortgagor, with power to take possession of, and collect all rents arising from, the Mortgaged Property and apply such rents, at the option of Mortgagee, to the payment of the mortgage debt, taxes, costs of maintenance, repairs, expenses incident to managing and other expenses, in such order or priority as Mortgagee may in its sole discretion determine, and to turn any balance remaining over to Mortgagor; but such collection of rents shall not independently from other provisions hereof operate as an affirmance of the tenant or lease in the event Mortgagor’s title to the Mortgaged Property should be acquired by Mortgagee. Mortgagee shall be liable to account only for rents and profits actually received by Mortgagee. In exercising any of the powers of this paragraph, Mortgagee may also take possession of, and for these purposes use, any and all personal property contained in the Mortgaged Property and used by Mortgagor in the rental or leasing thereof. All Leases are and shall be subject and subordinate to the provisions and lien of this Mortgage and to all renewals, modifications, consolidations, replacements and extensions thereof to the full extent of the principal sum secured thereby and interest thereon, and the lien of this Mortgage is and shall be prior in lien to the lien of the Leases.

11. Required Notice. Mortgagor shall give Mortgagee prompt written notice of any action or proceeding purporting to affect the Mortgaged Property of which it has actual knowledge including, without limitation, the following: (a) a fire or other casualty causing damage to the Mortgaged Property; (b) receipt of notice of condemnation of the Mortgaged Property or any part thereof; (c) receipt of notice from any governmental authority relating to the structure, use or occupancy of the Mortgaged Property; (d) receipt of any notice from any tenant of all or any portion of the Mortgaged Property; (e) any change in the occupancy of the Mortgaged Property; (f) receipt of any notice from the holder of any lien or security interest in the Mortgaged Property; or (g) commencement of any litigation affecting the Mortgaged

Exhibit 10.9

Property. Mortgagee shall have the right to appear in or defend any such action or proceeding to the same extent as Mortgagor. Furthermore, Mortgagee shall have the right to bring any action or proceeding, in the name and on behalf of itself or Mortgagor, which Mortgagee, in its discretion, feels should be brought to protect its interest in the Mortgaged Property or any part thereof.

12. Mortgagee’s Right to Cure. Mortgagee shall have the right, but not the obligation, at Mortgagee’s election, to cure any default by Mortgagor under any of the Loan Documents or under any mortgage or with respect to any security interest, lien or encumbrance which is senior in lien and position to this Open End Mortgage and Security Agreement. Mortgagee shall provide concurrent written notice to Mortgagor of any such payment(s). Any payments made or expenses incurred by Mortgagee in the exercise of such right shall not release Mortgagor from Mortgagor’s obligation or constitute a waiver of Mortgagor’s default hereunder. Any such payments made or expenses incurred by Mortgagee shall be repayable on demand by Mortgagee, together with interest thereon at the rate specified in the Note from the date such payment was made or such expense was incurred, and the aggregate amount thereof, including such interest, shall become part of the Aggregate Debt and shall be secured by the lien of this Open End Mortgage and Security Agreement.

13. Certificate of No Offsets. Within five (5) days after being requested to do so by Mortgagee, Mortgagor shall furnish to Mortgagee or any proposed assignee of this Open End Mortgage and Security Agreement a statement, duly executed, acknowledged and certified by Mortgagor, setting forth the remaining unpaid amount of the Aggregate Debt and whether there exist any uncured defaults, offsets or defenses thereto.

14. Right to Inspect. Mortgagor shall permit Mortgagee and its agents to enter and inspect the Mortgaged Property or any part thereof at all reasonable times, subject to the terms of the leases.

15. Revenue, Tax or Other Stamps. Mortgagor shall pay or cause to be paid the cost of any revenue, tax or other stamps now or hereafter required by the laws of the Commonwealth of Pennsylvania or the United States to be affixed to the Note or this Open End Mortgage and Security Agreement and if any taxes are imposed under the laws of the Commonwealth of Pennsylvania or the United States with respect to evidences of indebtedness so secured, Mortgagor shall pay or reimburse Mortgagee upon demand the amount of such taxes without credit against any indebtedness evidenced by the Note. If Mortgagor does not do so, Mortgagee may at its option accelerate the indebtedness evidenced by the Note to maturity as in the case of default by Mortgagor.

16. Security Agreement. This Mortgage constitutes a security agreement under the Uniform Commercial Code and creates a security interest in all that property (and the proceeds thereof) of Mortgagor included in the Mortgaged Property which might otherwise be deemed “personal property.” Mortgagor shall execute, deliver, file and refile any financing statements, continuation statements or other security agreements Mortgagee may require from time to time to confirm the lien of this Mortgage with respect to such property. Without limiting the foregoing, Mortgagor hereby irrevocably appoints Mortgagee attorney-in-fact for Mortgagor to execute, deliver and file such instruments for and on behalf of Mortgagor. All costs of such

Exhibit 10.9

filing and refiling shall be paid by Mortgagor. Notwithstanding any release of any or all of that property included in the Mortgaged Property which is deemed “real property,” any proceedings to foreclose this Mortgage or its satisfaction of record, the terms hereof shall survive as a security agreement with respect to the security interest created hereby and referred to above until the repayment or satisfaction in full of the obligations of Mortgagor as are now or hereafter evidenced by the Note.

Notwithstanding the filing of a financing statement covering any of the Mortgaged Property in the records normally pertaining to personal property, all of the Mortgaged Property, for all purposes and in all proceedings, legal or equitable, shall be regarded, at Mortgagee’s option (to the extent permitted by law), as part of the Real Property whether or not any such item is physically attached to the Real Property or Improvements or serial numbers are used for the better identification of certain items. The mention in any such financing statement of any of the Mortgaged Property shall never be construed as in any way altering any of the rights of Mortgagee or adversely affecting the priority of the lien granted hereby or by any other Loan Document, but such mention in the financing statement is hereby declared to be for the protection of Mortgagee in the event any court shall at any time hold that notice of Mortgagee’s priority of interest, to be effective against any third party, including the federal government and any authority or agency thereof, must be filed in the Uniform Commercial Code records. A carbon, photographic or other reproduction of this Mortgage or of any financing statement signed by Mortgagor in connection herewith shall be sufficient as a financing statement and may be filed to perfect the security interest created hereby.

The Mortgaged Property includes goods which are or are to become fixtures and this Mortgage is intended to serve as a fixture filing under the Pennsylvania Uniform Commercial Code.

17. Events of Default. The occurrence of an Event of Default (as defined in the Credit Agreement) shall constitute an event of default hereunder. It shall also be an “Event of Default” if Mortgagee receives written notice pursuant to 42 Pa.C.S. §8143(b), (c) or (d) from Mortgagor or any party claiming the right to send such notice, whether or not such notice is effective under 42 Pa.C.S. §8143(b), (c) or (d).

18. Remedies; Confession of Judgment. Upon the occurrence of any Event of Default:

a. The Aggregate Debt shall, at the option of Mortgagee, become due and payable immediately without presentment, demand, notice of nonpayment, protest, notice of protest or other notice of dishonor, all of which are hereby expressly waived by Mortgagor.

b. Mortgagee may institute appropriate proceedings at law or equity to collect the amount of the Aggregate Debt then due (by acceleration or otherwise), or for specific performance of any of the covenants of Mortgagor under any of the Loan Documents (and Mortgagor acknowledges that all such covenants may be specifically enforced by Mortgagee by injunction or other appropriate equitable remedy), or to recover damages for any breach thereof, or to institute an action of mortgage foreclosure against the Mortgaged Property, or take such other action at law or in equity for the enforcement of this Open End Mortgage and Security Agreement and realization on the mortgage security or any other security herein or elsewhere provided for, and proceed therein to final judgment and execution for the Aggregate Debt, together with interest, costs and expenses.

Exhibit 10.9

c. THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST MORTGAGOR. IN GRANTING THE WARRANT OF ATTORNEY, MORTGAGOR HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY AND (ON THE ADVICE OF ITS SEPARATE COUNSEL) UNCONDITIONALLY WAIVES ALL RIGHTS WITH RESPECT TO SUCH WARRANT, AND WITH RESPECT TO ANY JUDGMENT ENTERED PURSUANT THERETO OR ANY EXECUTION THEREON, THAT MORTGAGOR MAY HAVE, UNDER THE CONSTITUTION AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA, TO NOTICE AND AN OPPORTUNITY FOR A HEARING PRIOR TO BEING DEPRIVED OF POSSESSION OF THE MORTGAGED PROPERTY OR ANY PART THEREOF.

d. FOR THE PURPOSE OF PROCURING POSSESSION OF THE MORTGAGED PROPERTY IN THE EVENT OF ANY DEFAULT HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT, MORTGAGOR HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, AS ATTORNEY FOR MORTGAGOR AND ALL PERSONS CLAIMING UNDER OR THROUGH MORTGAGOR, TO APPEAR FOR MORTGAGOR AND CONFESS JUDGMENT PURSUANT TO APPLICABLE LAW AGAINST MORTGAGOR, AND ALL PERSONS CLAIMING UNDER OR THROUGH MORTGAGOR, FOR THE RECOVERY BY MORTGAGEE OF POSSESSION OF THE MORTGAGED PROPERTY, WITHOUT ANY STAY OF EXECUTION, FOR WHICH THIS MORTGAGE, OR A COPY HEREOF VERIFIED BY AFFIDAVIT, SHALL BE A SUFFICIENT WARRANT; AND THEREUPON A WRIT OF POSSESSION MAY BE ISSUED FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER. MORTGAGOR HEREBY RELEASES MORTGAGEE FROM ALL ERRORS AND DEFECTS WHATSOEVER IN ENTERING SUCH JUDGMENT AND IN CAUSING SUCH WRIT OR WRITS TO BE ISSUED, AND HEREBY AGREES THAT NO WRIT OF ERROR, APPEAL, PETITION TO OPEN OR STRIKE OFF JUDGMENT, OR OTHER OBJECTION SHALL BE FILED OR MADE WITH RESPECT THERETO. IF FOR ANY REASON AFTER SUCH JUDGMENT HAS BEEN CONFESSED THE SAME SHALL BE DISCONTINUED OR POSSESSION OF THE MORTGAGED PROPERTY SHALL REMAIN IN OR BE RESTORED TO MORTGAGOR, MORTGAGEE SHALL HAVE THE RIGHT FOR THE SAME DEFAULT OR ANY SUBSEQUENT DEFAULT TO BRING ONE OR MORE FURTHER JUDGMENTS BY CONFESSION AS ABOVE PROVIDED TO RECOVER POSSESSION OF THE MORTGAGED PROPERTY. MORTGAGEE MAY ENTER SUCH JUDGMENT BEFORE OR AFTER THE INSTITUTION OF FORECLOSURE PROCEEDINGS UPON THIS MORTGAGE, OR AFTER JUDGMENT THEREON OR ON THE LOAN AGREEMENT OR ANY OF THE NOTES, OR AFTER A SALE OF THE MORTGAGED PROPERTY BY THE SHERIFF.

Exhibit 10.9

e. With or without demand upon Mortgagor for the surrender of possession, Mortgagee may enter upon and take possession of the Mortgaged Property, breaking locks if necessary and without liability for trespass, damages or otherwise and, upon so doing, Mortgagee may, in its discretion and in addition to any of its other rights, as Mortgagee in possession, alter, improve, complete or repair the Mortgaged Property (and in so doing Mortgagee shall have the right to use the Mortgaged Property and to expend such amount for that purpose as Mortgagee shall deem best, all of which, with interest thereon at the rate specified in the Note from date of payment, shall be repayable by Mortgagor on demand and shall be secured hereby), and operate, rent, sell or lease the same in the name of Mortgagor or Mortgagee upon such terms and conditions as Mortgagee shall deem appropriate, and Mortgagor hereby irrevocably appoints Mortgagee attorney-in-fact for Mortgagor for all such purposes.

f. Mortgagee may further, by summary proceedings, initiate an action for possession or otherwise. If Mortgagor remains in possession after demand by Mortgagee for surrender of possession of the Mortgaged Property, such continued possession by Mortgagor shall be as tenant of Mortgagee, and Mortgagor agrees to pay monthly in advance to Mortgagee such rent for the Mortgaged Property so occupied as Mortgagee may demand, and in default of so doing, Mortgagor may also be dispossessed by summary proceedings or otherwise. In case of the appointment of a receiver of the rents, the foregoing agreement of Mortgagor to pay rent shall inure to the benefit of such receiver.

Upon the occurrence of any Event of Default, Mortgagor irrevocably authorizes and empowers any attorney of record, or the Prothonotary, Clerk or similar officer, of any court in the Commonwealth of Pennsylvania or elsewhere, as attorney for Mortgagor, as well as for the persons claiming under, by or through Mortgagor, to sign an agreement for entering therein an appropriate amicable action in ejectment for possession of the Mortgaged Property (without the necessity of filing any bond and without any stay of execution or appeal) against Mortgagor and all persons claiming under, by or through Mortgagor, and therein confess judgment for the recovery by Mortgagee of possession of the Mortgaged Property for which this instrument (or a copy thereof verified by affidavit) shall be a sufficient warrant; whereupon a writ of possession of the Mortgaged Property may be issued forthwith, without any prior writ or proceeding whatsoever, Mortgagor hereby releasing and agreeing to release Mortgagee and any such attorney from all procedural errors and defects whatsoever in entering such action or judgment or in causing such writ or process to be issued or in any proceeding thereon or concerning the same, provided that Mortgagee shall have filed in such action an affidavit made on Mortgagee’s behalf setting forth the facts necessary to authorize the entry of such judgment according to the terms of this instruments, of which facts such affidavit shall be prima facie evidence. It is hereby expressly agreed that if for any reason after any such action has been commenced, the same shall be discontinued, marked satisfied of record or be terminated, or possession of the Mortgaged Property remain in or be restored to Mortgagor or anyone claiming under, by or through Mortgagor, Mortgagee may, whenever and as often as Mortgagee shall have the right to take possession again of the Mortgaged Property, bring one or more further amicable actions in the manner hereinbefore set forth to recover possession of the Mortgaged Property and to confess judgment therein as hereinabove provided, and the authority and power above given to any such attorney shall extend to all such further amicable actions in ejectment and confession of judgment therein as hereinabove provided whether before or after an action of mortgage foreclosure is brought or other proceedings in execution are instituted upon this Open End Mortgage and Security Agreement or the Note, and after judgment thereon or therein and after a judicial sale of the Mortgaged Property.

Exhibit 10.9

g. With or without taking possession of the Mortgaged Property, Mortgagee may collect and receive all the income and rents and, after deducting the cost of all alterations, improvements, repairs, completion, partial completion, operation, sale, rental, leasing commissions and charges, including, but not limited to, reasonable counsel fees, incurred by Mortgagee, apply the net income to the sums secured hereby in such manner as Mortgagee in its discretion shall determine. Mortgagee shall be liable to account only for the income and rents actually received.

h. If Mortgagee shall so elect, Mortgagor shall not resist or contest but shall join in any petition to any court by Mortgagee for the appointment of a receiver or receivers of the Mortgaged Property or any part thereof, and of all the income and rents therefrom, with such powers as the court making such appointment shall confer, and Mortgagor hereby appoints Mortgagee attorney-in-fact of Mortgagor for all such purposes.

i. All deposits held in connection with the rental, lease, license or use of space or other facilities on the Mortgaged Property at the time of the occurrence of such Event of Default, all interest of Mortgagor in all premiums for, or dividends upon, any insurance for the Mortgaged Property, and all refunds or rebates of taxes and assessments upon the Mortgaged Property, are hereby assigned to Mortgagee as further security for the payment of the Aggregate Debt during the continuance of any such event of default.

j. To the extent now or hereafter permitted by law and subject to such grace periods and notice requirements thereby imposed, Mortgagee may cause a judicial sale of the Mortgaged Property in accordance with this subparagraph (j). Such sale may be made without demand on Mortgagor at the time and place fixed in the notice of such sale, and such sale may be of the Mortgaged Property as a whole or in separate lots, and in such order as Mortgagee may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Such sale of the Mortgaged Property may be postponed by public announcement at the time and place of sale, and may be further postponed from time to time thereafter by public announcement at the time fixed by the preceding postponement. Any person or entity including Mortgagee, may purchase at such sale. After deducting all costs, fees, and expenses of Mortgagee, including cost of evidence of title in connection with such sale, the proceeds of sale shall be applied to payment of the Aggregate Debt. The Mortgaged Property may be sold as aforesaid either before, after or during the pendency of any proceedings for the enforcement of the provisions of this Open End Mortgage and Security Agreement, and such power and right of sale shall not be affected by any entry hereunder, or by the exercise of any other right, remedy or power with respect to the enforcement of the provisions of any of the Loan Documents or the collection of the amount of the Aggregate Debt. The provisions of this subparagraph (j) are not intended to and shall not adversely affect Mortgagee’s rights to conduct a nonjudicial sale of such portions of the Mortgaged Property as constitute personal property.

k. Mortgagee may exercise such rights as may be available to a secured party under the Uniform Commercial Code, including the right to sell or otherwise dispose of any personal property included in the Mortgaged Property at one or more public or private sales without advertisement or notice except as required by law (it being understood that notice of any intended public or private sale or other disposition shall be deemed to have been reasonably made if delivered or mailed, postage prepaid, to Mortgagor at the address of Mortgagor maintained with the records of Mortgagee at least fifteen (15) days prior to the date of public sale or the date after which the private sale or other disposition is to be consummated).

Exhibit 10.9

l. Mortgagee shall have the right to set off all or any part of any amount due by Mortgagor to Mortgagee under the Note, this Mortgage or otherwise, against any indebtedness, liabilities or obligations owing by Mortgagee for any reason and in any capacity to Mortgagor with respect to the Mortgaged Property, including any obligation to disburse to Mortgagor or its designee any funds or other property on deposit with or otherwise in the possession, control or custody of Mortgagee.

19. Remedies Cumulative. etc.

a. No right or remedy conferred upon or reserved to Mortgagee under any of the Loan Documents or with respect to any Collateral, or now or hereafter existing at law or in equity or by statute or other legislative enactment, is intended to be exclusive of any other such right or remedy and each and every such right or remedy shall be cumulative and concurrent, and shall be pursued separately, concurrently, successively or otherwise, at the sole discretion of Mortgagee, and shall not be exhausted by any one exercise thereof but may be exercised as often as occasion therefor shall occur. No act of Mortgagee shall be deemed or construed as an election to proceed under any one such right or remedy to the exclusion of any other such right or remedy; furthermore, each such right or remedy of Mortgagee shall be separate, distinct and cumulative and none shall be given effect to the exclusion of any other. The failure to exercise or delay in exercising any such right or remedy, or the failure to insist upon strict performance of any term of any of the Loan Documents, shall not be construed as a waiver or release of the same, or of any Event of Default thereunder, or of any obligation or liability of Mortgagor thereunder.

b. The recovery of any judgment by Mortgagee or the levy of execution under any judgment upon the Mortgaged Property shall not affect in any manner, or to any extent, the lien of this Open End Mortgage and Security Agreement upon the Mortgaged Property, or any security interest in any other Collateral, or any rights, remedies or powers of Mortgagee under any of the Loan Documents or with respect to any Collateral, but such lien and such security interest and such rights, remedies and powers of Mortgagee shall continue unimpaired as before. Further, the entry of any judgment by Mortgagee shall not affect in any way the interest payable hereunder or under any of the other Loan Documents on any amounts due to Mortgagee, but interest shall continue to accrue on such amount at the rate provided in the Note after the entry of any judgment and continuing until distribution of the proceeds of any Sheriffs sale.

c. Except to the extent required under the Loan Documents, Mortgagor hereby waives presentment, demand, notice of nonpayment, protest, notice of protest or other notice of dishonor, and any and all other notices in connection with any default in the payment of, or any enforcement of the payment of, the Aggregate Debt. To the extent permitted by law, Mortgagor waives the right to any stay of execution and the benefit of all exemption laws now or hereinafter in effect.

Exhibit 10.9

d. Mortgagor agrees that Mortgagee may release, compromise, forbear with respect to, waive, suspend, extend or renew any of the terms of the Loan Documents (and Mortgagor hereby waives any notice of any of the foregoing), and that the Loan Documents may be amended, supplemented or modified by Mortgagee and the other signatory parties and the Mortgagee may resort to any Collateral in such order and manner as it may think fit, or accept the assignment, substitution, exchange or pledge of any other collateral in place of, or release for such consideration, or none as it may require, all or any portion of any Collateral, without in any way affecting the validity of its lien over or other security interest in the remainder of any such Collateral (or the priority thereof or the position of any subordinate holder of any lien or other security interest with respect thereto) and any action taken by Mortgagee pursuant to any of the foregoing shall in no way be construed as a waiver or release of any right or remedy of Mortgagee, or of any event of default, or of any liability or obligation of Mortgagor, under any of the Loan Documents.

e. To the extent permitted by law, Mortgagor shall not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, or any exemption from execution or sale of the Mortgaged Property, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Open End Mortgage and Security Agreement, nor claim, take, or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Mortgaged Property, prior to any sale of any of Mortgagor’s interest therein; nor, after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the Real Property so sold or any part thereof, and Mortgagor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay, or impede the execution of any power herein granted to Mortgagee but to suffer and permit the execution of every power as though now such law or laws had been made or enacted. Mortgagor further waives and releases all procedural errors, defects and imperfections in any proceeding instituted by Mortgagee under any of the Loan Documents.

f. Mortgagor, for itself and for all persons hereafter claiming through or under it or who may at any time hereinafter become holders of liens junior to the lien of this Open End Mortgage and Security Agreement, hereby expressly waives and releases all rights to direct the order in which any of the Mortgaged Property shall be sold in the event of any sale or sales pursuant hereto and to have any of the Mortgaged Property and/or any other property now or hereafter constituting security for the Aggregate Debt marshalled upon any foreclosure of this Open End Mortgage and Security Agreement or of any other security for any of the Aggregate Debt.

g. Mortgagor agrees that any action or proceeding against it to enforce the Open End Mortgage and Security Agreement may be commenced in any state or federal court in Pennsylvania, and Mortgagor waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail in accordance with the notice provisions set forth herein.

Exhibit 10.9

20. Environmental Compliance. Except as disclosed in writing to Mortgagee heretofore or concurrently herewith, no pollutant or other toxic or hazardous substance, including any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste (including materials to be recycled, reconditioned or reclaimed) has been discharged or shall be discharged, dispersed, released, stored, treated, generated, disposed or allowed to escape by Mortgagor, or by any predecessor in interest of Mortgagor, in violation of any applicable environmental laws, rules or regulations now or hereafter in effect. Mortgagor, for itself and its successors and assigns, hereby agrees to defend, indemnify and hold harmless Mortgagee, its directors, officers, employees, agents, contractors, subcontractors, licensees, invitees, successors and assigns, from and against any and all claims, demands, judgments, damages, actions, causes of action, injuries, administrative orders, consent agreements and orders, liabilities, penalties, costs, and expenses of any kind whatsoever, past, present and future, including claims arising out of loss of life, injury to persons, property or business and/or damage to natural resources in connection with the activities of Mortgagor or its predecessors or successors in interest or tenants, or third parties who have trespassed on its or their property, or any of them; or which (1) arises out of the actual, alleged or threatened discharge, dispersal, release, storage, treatment, generation, disposal or escape or pollutants or other toxic or hazardous substances, including any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot fumes, acids, alkalis, chemicals and waste (including materials to be recycled, reconditioned or reclaimed), and (2) arises out of the actual or alleged use, specification or inclusion of any product, material or process containing chemicals, the failure to detect the existence or proportion of chemicals in the soil, air, surface water or ground water, or the performance or failure to perform the abatement of any pollution source or the replacement or removal of any soil, water, surface water or ground water containing chemicals. Mortgagor, its successors and assigns, shall bear, pay and discharge when and as the same become due and payable, any and all such judgments, liabilities, or claims against Mortgagee unless Mortgagee is found or determined to have caused such occurrences set forth herein and shall assume the burden and expense of defending all suits, administrative proceedings and negotiations of any description with any and all persons, political subdivisions or government agencies arising out of any of the occurrences set forth herein.

21. Severability and Savings Clauses. If any provision of this Mortgage is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Mortgage shall remain in full force and effect and shall be liberally construed in favor of Mortgagee in order to effect the provisions of this Mortgage. In addition, in no event shall the rate of interest under the Note exceed the maximum rate of interest permitted to be charged by the applicable law (including the choice of law rules) and any interest paid in excess of the permitted rate shall be refunded to Mortgagor. Such refund shall be made by application of the excessive amount of interest paid against any sums outstanding under the Note and shall be applied in such order as Mortgagee may determine. If the excessive amount of interest paid exceeds the sums outstanding under the Note the portion exceeding the said sums outstanding under the Note shall be refunded in cash by Mortgagee. Any such crediting or refund shall not cure or waive any default by Mortgagor hereunder or under the Note. Mortgagor agrees, however, that in determining whether or not any interest payable under the Note or this Mortgage exceeds the highest rate permitted by law, any non-principal payment (except payments specifically stated in the Note to be “interest”), including without limitation prepayment premiums and late charges, shall be deemed to the extent permitted by law, to be an expense, fee, premium or penalty rather than interest.

Exhibit 10.9

22. Costs and Expenses. Following the occurrence of any event of default under any of the Loan Documents, Mortgagor shall pay upon demand all costs and expenses (including reasonable attorneys’ fees and all amounts paid to accountants, real estate brokers and other advisors employed by Mortgagee and to any contractors for labor and materials), incurred by Mortgagee in the exercise of any of its rights, remedies or powers under any of the Loan Documents or with respect to any Collateral with respect to such event of default, and any amount thereof not paid promptly following demand therefor, together with interest thereon at the rate provided in the Note from the date of such demand, shall become part of the Aggregate Debt and shall be secured by the lien of this Open End Mortgage and Security Agreement. In connection with and as part of the foregoing, in the event that any of the Loan Documents is placed in the hands of any attorney for the collection of any sum payable thereunder, Mortgagor agrees to pay reasonable attorneys’ fees for the collection of the amount being claimed under such Loan Documents, as well as all costs, disbursements and allowances provided by law, and the payment of such fees and costs, disbursements and allowances shall also be secured by the lien of this Open End Mortgage and Security Agreement. Nothing in this paragraph 22 shall limit the obligation of Mortgagor to pay costs and expenses of Mortgagee for which Mortgagor is otherwise liable under the Loan Documents.

23. Successors and Assigns. This Open End Mortgage and Security Agreement inures to the benefit of Mortgagee and binds Mortgagor, and their respective successors and assigns. Mortgagee may assign or otherwise transfer this Open End Mortgage and Security Agreement and any or all of the Loan Documents to any other person, and such other person shall thereupon become vested with all of the benefits in respect thereof granted to Mortgagee herein or otherwise.

24. Notices. All notices and other communications provided under this Open End Mortgage and Security Agreement shall be in writing or by facsimile and addressed, delivered or transmitted, if to Mortgagor or Mortgagee, to the applicable Person at its address or facsimile number set forth on the signature pages hereto, or at such other address or facsimile number as may be designated by such party in a notice to the other parties, and a copy of all notices shall be given by email at the email address for a party set forth below, if any, or at such other email address as designated by such party to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

Mortgagee:

C/O Walkers Corporate Services Limited

Walker House, 87 Mary Street

George Town, Grand Cayman KY 1-9005

Cayman Islands

Attention: Neil Gray

With duplicate notice sent to:

OrbiMed Advisors LLC

601 Lexington Avenue, 54th Floor

New York, NY 10022

Exhibit 10.9

Email: WesselT@OrbiMed.com; RizzoM@OrbiMed.com Attention: Tadd Wessel and Matthew Rizzo

Mortgagor:

Unilife Cross Farm LLC

Attn: Chief Executive Officer

250 Cross Farm Lane

York Pennsylvania 17406

Email:

With copies to:

Unilife Cross Farm LLC

Attn: General Counsel

250 Cross Farm Lane

York Pennsylvania 17406

Email: chris.naftzger@unilife.com

with a copy to:	Pepper Hamilton LLP Attn: William R. Wagner The New York Times Building 620 Eighth Avenue, 37th Floor New York, NY 10018-1405 Email: wagnerw@pepperlaw.com

All notices given by Mortgagor to Mortgagee pursuant to 42 Pa.C.S. § 8143(c) shall be given as set forth herein. The preceding sentence shall not be deemed an authorization to give a notice pursuant to 42 Pa.C.S. § 8143(c). Mortgagor waives and relinquishes any rights which it may have to file or send a notice pursuant to 42 Pa.C.S. §§8143(c), to the extent that such waiver and relinquishment is permissible under applicable law.

All notices pursuant to 42 Pa.C.S. §8143(b) or (d) must be addressed to Mortgagee in the manner set forth herein. The preceding sentence shall not be deemed an authorization to give a notice pursuant to 42 Pa.C.S. § 8143(b) or (d). With respect to any lien placed on the Mortgaged Property (other than the lien of this Mortgage), the holder of the lien, whether or not consented to by Mortgagee, by acceptance of such lien and without any further act or documentation being required by it, waives and relinquishes any rights which it may have to send a notice pursuant to 42 Pa.C.S. §§8143(b) and (d), to the extent that such waiver and relinquishment is permissible under applicable law.

25. Definitions: Number and Gender. In the event Mortgagor consists of more than one person or entity, the obligations and liabilities hereunder of each of such persons and entities shall be joint and several and the word “Mortgagor” shall mean all or some or any of them. For purposes of this Open End Mortgage and Security Agreement, the singular shall be deemed to include the plural and the neuter shall be deemed to include the masculine and feminine, as the context may require. The words “Open End Mortgage and Security Agreement” and “Note” shall include any supplements to or any amendments of or restatements thereof or thereto.

Exhibit 10.9

26. Incorporation by Reference. All of the terms and provisions of the Note and the Loan Documents are hereby incorporated herein by reference.

27. Captions. The captions or heading of the paragraphs of this Open End Mortgage and Security Agreement are for convenience only and shall not control or affect the meaning or construction of any of the terms or provisions of this Open End Mortgage and Security Agreement.

28. As contemplated by 42 Pa.C.S. §8143, the indebtedness secured hereby is to be advanced pursuant to the Credit Agreement, the terms and conditions of which are incorporated herein by this reference with the same force and effect as if hereinafter more fully set forth. It is understood and agreed that this Mortgage covers present and future advances, in the aggregate amount of the obligations secured hereby, made by Mortgagee to or for the benefit of Mortgagor pursuant to the Credit Agreement and that the lien of such future advances shall relate back to the date of this Mortgage.

29. As contemplated by 42 Pa.C.S. §8144, this Mortgage secures, and the Obligations Secured include, the unpaid balances of any advances made with respect to the Mortgaged Property for the payment of taxes, assessments, maintenance charges, insurance premiums or costs incurred for the protection of the Mortgaged Property or the lien of this Mortgage and expenses incurred by Mortgagee by reason of default by Mortgagor under this Mortgage.

30. MORTGAGOR AND MORTGAGEE RESERVE THE RIGHT TO MODIFY THIS MORTGAGE OR THE OBLIGATIONS IT SECURES, AND THIS MORTGAGE AS SO MODIFIED WILL RETAIN PRIORITY EVEN IF THE MODIFICATION IS MATERIALLY PREJUDICIAL TO THE HOLDERS OF JUNIOR INTERESTS IN THE MORTGAGED PROPERTY. MORTGAGOR AND MORTGAGEE AGREE THAT CHANGES IN INTEREST RATE, AMORTIZATION AND MATURITY DATE, ALONE OR IN COMBINATION, WILL NOT BE MATERIALLY PREJUDICIAL TO THE HOLDERS OF JUNIOR INTERESTS IN THE MORTGAGED PROPERTY. BY ACCEPTING, ACQUIRING OR HOLDING A JUNIOR INTEREST IN THE MORTGAGED PROPERTY, THE HOLDER THEREOF AGREES TO BE BOUND BY THIS PARAGRAPH.

[Remainder of Page Intentionally Left Blank]

[Signature Page to Follow]

Exhibit 10.9

IN WITNESS WHEREOF, Mortgagor has executed this Mortgage and Security Agreement as of the day and year first above written.

WITNESS ATTEST	UNILIFE CROSS FARM LLC

/s/ Dennis P. Pyers	By:	/s/ Alan Shortall

Exhibit 10.9

Commonwealth of Pennsylvania

County of York: ss

On this, the 7th day of March, 2014 before me, a Notary Public, the undersigned Officer, personally appeared Alan Shortall, who acknowledged himself to be the Managing Member/Member of UNILIFE CROSS FARM LLC, a Delaware limited liability company, and that s/he, as such Managing Member/Member, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Deborah Milbourne
Notary Public
My commission expires: January 24, 2017

State of PA

County of York

[Mortgage Notary Signature Page (Unilife)]

Exhibit 10.9

Exhibit A

Description of Real Property

All that certain tract of land situate in the Township of Conewago, County of York, Commonwealth of Pennsylvania, being a portion of lands now or formerly owned by Dale R. and Phyllis L. Clymer, by Deed Book 82M, Page 764, being known as Lot 1A as shown on a Subdivision Plan, recorded at the Office of the Recorder of Deeds for York County, Commonwealth of Pennsylvania, in Deed Book 1792, page 6035, prepared by First Capital Engineering; drawing number 12135SD00, for Greenspring Partners, LP, said tract being more fully bounded and described as follows, to wit: BEGINNING at a point in the centerline of Susquehanna Trail (Township Road T-956) having a legal right-of-way of eighty and zero hundredths feet (80.00 ft.), said point being the intersection of the centerline of Susquehanna Trail (T-956) and the centerline of Cross Farm Lane (to be constructed and to have a right-of-way of sixty and zero hundredths feet (60.00 ft);

THENCE by the centerline of Susquehanna Trail (T-956) and on a curve to the left having a radius of one thousand, four-hundred thirty-eight and thirteen hundredths feet (1,438.13 ft.), an arc length of one and thirty-six hundredths feet (1.36 ft), a chord bearing of South one degree, twenty-two minutes, and twenty-one seconds West (S 01° 22’ 21“W), and a chord length of one and thirty-six hundredths feet (1.36 ft.) to a point;

THENCE continuing by the centerline of Susquehanna Trail (T-956) South zero degrees, forty-four minutes and fifty-two seconds West (S 00° 44’ 52” W), eighty-seven, and seventy-four hundredths feet (87.74 ft.) to a point;

THENCE leaving Susquehanna Trail (T-956) in a Westerly direction along lands now or formerly belonging to Richard C. and Patty L. Knisely North eighty-eight degrees twenty-four minutes, and fifteen seconds West (N 88° 24’ 15” W) four-hundred two and forty-two hundredths feet (402.42 ft.) to a concrete monument;

THENCE continuing by the Knisely property on the Southwestern course of South twenty-five degrees, fifty-eight minutes, and six seconds West (S 25° 58’ 06” W), one-hundred sixty-seven and seventy-four hundredths feet (167.74 ft.) to a concrete monument being the common corner of the aforesaid Knisely lands and property now or formerly belonging to Gerald R. Horst;

THENCE along the Horst property the following three (3) courses and distances:

1. South twenty-six degrees, two minutes, and, twenty-eight seconds West (S 26° 02’ 28” W), one thousand, seven-hundred twelve and fifty-nine hundredths feet (1,712.59 ft.) to a concrete monument;

2. North fifty-five degrees, fifteen minutes, and thirty-eight seconds West (N 55° 15’ 38” W); three hundred sixteen and eighty-four hundredths feet (316.84 ft.) to a concrete monument; and

Exhibit 10.9

3. South thirty-five degrees, twenty-nine minutes, and fifty-two seconds West (S 35° 29’ 52” W), four hundred twenty-five and nine hundredths feet (425.09 ft.) to a concrete monument at the common corner of lands of the aforementioned Gerald R. Horst and lands now or formerly belonging to Wellington Investment Group LLC;

THENCE in a Northwesterly direction along the property of Wellington Investment Group, LLC and lands now or formerly belonging to Scott T. and Tracey Helland North thirty-three degrees, twenty-five minutes and forty-three seconds West (N 33° 25’ 43” W), six-hundred twenty and fifty-one hundredths feet (620.51 ft.) to a concrete monument being a common corner of lands now or formerly of the aforesaid Helland property and lands of Dale R. and Phyllis L. Clymer;

THENCE along the property of Dale R. and Phyllis L. Clymer the next two (2) courses and distances:

1. North eighteen degrees, six minutes, and thirty-four seconds West (N 18° 06’ 34” W), four-hundred eighty-eight and zero hundredths feet (488.00 ft) to a concrete monument; and

2. North twelve degrees, twelve minutes and forty-eight seconds East (N 12° 12’ 48“E), two-hundred seven and ninety-four hundredths feet (207.94 ft) to a point on the centerline of the aforementioned proposed Cross Farm Lane;

THENCE by the centerline of the proposed Cross Farm Lane the following five (5) courses and distances:

1. South seventy-seven degrees, forty-seven minutes and twelve seconds East (S 77° 47’ 12” E), one hundred twenty-one and seventy-eight hundredths feet (121.78 ft.) to a point;

2. On a curve to the left having a radius of two-hundred and zero hundredths feet (200.00 ft.), an arc length of one-hundred forty-one and ninety-nine hundredths feet (141.99 ft.), a chord bearing of North eighty-one degrees, fifty-two minutes, and thirty-one seconds East (N 81° 52’ 31” E), and a chord length of one-hundred thirty-nine and two hundredths feet (139.02 ft.) to a point;

3. North sixty-one degrees, thirty-two minutes and fourteen seconds East (N 61° 32’ 14” E), one thousand, four hundred ninety-two and fifty-eight hundredths feet (1,492.58 ft.) to a point;

4. On a curve to the right having a radius of four-hundred fifty and zero hundredths feet (450.00 ft.), an arc length of two-hundred thirty-six and seventy-two hundredths feet (236.72 ft.), a chord bearing of North seventy-six degrees, thirty-six minutes, and twenty-six seconds East (N 76° 36’ 26“E), and a chord length of two-hundred thirty-four and zero hundredths feet (234.00 ft.) to a point; and

5. South eighty-eight degrees, nineteen minutes, and twenty-one seconds East (S 88°,19’ 21” E), three hundred eighty-nine and nineteen hundredths feet (389.19 ft.) to the POINT OF BEGINNING EXCEPTING AND RESERVING to Metropolitan Edison a right-of-way easement of two-hundred and zero hundredths feet (200,00 ft.) in width as described in Deed Book 57-l, page 348. Also excepting and reserving to Edison Light and Power Company two (2) right-of-way easements, one of twelve and zero hundredths feet (12.00 ft.) in width as described in Deed Book 30-W page 149 (in favor of Parcel 103G), and the other of twenty and zero hundredths feet (20.00 ft.) in width as described in Deed Book 33-B page 80.

Exhibit 10.9

LOT 1A also contains a twenty and zero hundredths (20.00 ft.) in width proposed sanitary sewer easement.

CONTAINING 38.155 acres (Gross); 36.417 acres (Net).

BEING Tax Parcel 23-000-MH-0095G

BEING the same premises which Greenspring Partners, LP, a limited partnership, by Deed dated 11/16/2009 and recorded 11/24/2009 in York County at Record Book 2052, Page 4541, granted and conveyed unto Unilife Cross Farm LLC, a Delaware limited liability company, in fee.

Exhibit 10.9

Exhibit B

Permitted Encumbrances

1.	Omnibus Waiver and Amendment to the Loan Documents, dated as of the date hereof, among Unilife Cross Farm LLC, Unilife Medical Solutions, Inc., Unilife Corporation, and Metro Bank (the “Omnibus Waiver and Amendment”);

2.	Open-End Mortgage and Security Agreement, dated as of October 20, 2010, between Unilife Cross Farm LLC and Metro Bank, as recorded on October 27, 2010 in the Recorder’s Office of York County, Pennsylvania at Record Book 2098, Page 2631, as amended by the Omnibus Waiver and Amendment;

3.	Mortgage Priority and Intercreditor Agreement, dated as of December 17, 2010, by and among Unilife Cross Farm LLC, Metro Bank, Keystone Redevelopment Group, LLC and Commonwealth Financing Authority, as recorded on February 9, 2011 in the Recorder’s Office of York County, Pennsylvania at Record Book 2114, Page 7570, as amended by the Omnibus Waiver and Amendment;

4.	Assignment of Rents and Leases, dated as of October 20, 2010, by and between Unilife Cross Farm LLC in favor of Metro Bank, as recorded on October 27, 2010 in the Recorder’s Office of York County, Pennsylvania at Record Book 2098, Page 2676, as amended by the Omnibus Waiver and Amendment;

5.	Collateral Assignment of Agreements Affecting Real Estate, dated as of October 20, 2010, by Unilife Cross Farm LLC in favor of Metro Bank, as amended by the Omnibus Waiver and Amendment;

6.	Open-End Mortgage, dated as of December 17, 2010, between Unilife Cross Farm LLC and Keystone Redevelopment Group, LLC, as recorded on February 9, 2011 in the Recorder’s Office of York County, Pennsylvania at Record Book 2114, Page 7534;

7.	Collateral Assignment of Note and Mortgage and Other Loan Documents dated December 17, 2010, by Keystone Redevelopment Group, LLC in favor of the Commonwealth Financing Authority and acknowledged and consented to by Unilife Cross Farm LLC, as recorded on February 9, 2011 in the Recorder’s Office of York County, Pennsylvania at Record Book 2114, page 7556;

Exhibit 10.9

8.	The following UCC-1 Financing Statements:

DEBTOR: UNILIFE CROSS FARM LLC

SECURED PARTY:	COLLATERAL	UCC FILE NO.	ORIGINAL FILE DATE
Metro Bank	(i) the Mortgaged Premises as defined in the Mortgage Priority and Intercreditor Agreement dated March , 2014 by and among Debtor, Secured Party, Keystone Redevelopment Group, LLC, Commonwealth Financing Authority and ROS Acquisition Offshore LP (as it may be amended, restated or modified from time to time), and (ii) Debtor’s deposit account with Secured Party No. 630000060. [1]	30462698	2/4/13

[1]	This will be the description of collateral post-closing after the original UCC is amended.